KINGSTONE

**FOR IMMEDIATE RELEASE**

# Kingstone Reports Second Consecutive Quarter of Net Income; Highest First Quarter Profitability in Seven Years

***Achieves Double-Digit Core Business Premium Growth; Raises 2024 Guidance***

**Kingston, NY — May 13, 2024 – Kingstone Companies, Inc. (Nasdaq: KINS)** (the "Company" or "Kingstone"), a Northeast regional property and casualty insurance holding company, today announced its financial results for the first quarter ended March 31, 2024. The Company will hold its first quarter 2024 financial results conference call on Tuesday, May 14, 2024, at 8:30 a.m. Eastern Time. With this release, the Company has provided an investor presentation that can be accessed through the Investor Relations/Events & Presentations section of the Company website (www.kingstonecompanies.com).

| **First Quarter 2024 Key Financial and Operational Highlights** | | | |
|---|---|---|---|
| *($ in thousands, except per share data)* | **2024** | **2023** | **Change** |
| Direct premiums written[1] – Core Business | $46,587 | $41,427 | 12.5% |
| Combined ratio | 93.3% | 123.3% | -30.0 pts |
| Net Income/(Loss) | $1,427 | ($5,055) | *NM* |
| Net Income/(Loss) per share – basic | $0.13 | ($0.47) | *NM* |
| Return on equity – annualized | 16.2% | (58.2%) | *NM* |

## Management Commentary

Meryl Golden, Chief Executive Officer of Kingstone Companies, Inc., stated, "We're delighted to share our achievements for the first quarter of 2024, marked by significant growth in Core Business premium and strong profitability, building upon the success we achieved in the fourth quarter of 2023. Favorable weather conditions further complemented our underwriting performance. These results serve as validation of the effectiveness of our strategic initiatives.

"Core Business direct premiums written rose nearly 13% during the quarter driven by ongoing price increases as well as an expansion of our underwriting appetite. We are confident we can profitably accelerate our Core Business growth as we continue to strategically run-off our Non-Core Business premium, which we successfully contracted by 56% from the prior year period.

"Our underlying loss ratio improved by 16.6 points, largely driven by both lower frequency and severity. The mild weather conditions experienced throughout the quarter positively impacted our catastrophe loss ratio by 8 points, and we experienced 2-points of favorable development, primarily attributable to the reevaluation of prior period catastrophe losses. Our expense ratio was down 3.4 points, and the combined ratio of 93.3% marked a 30-point decrease from the prior year period."

Ms. Golden concluded, "With robust performance during the first three months and increased momentum in our business, we are raising our guidance to provide enhanced transparency into our efforts to build long-term shareholder value."

## Guidance

For 2024, the Company's full year expectations are calculated based on net premiums earned of approximately $125 million, and are as follows:

| Guidance | 2024 | *Previous* |
|---|---|---|
| Core Business direct premiums written growth | 16.0% to 20.0% | *12.0% to 16.0%* |
| Combined ratio | 86.0% to 90.0% | *88.0% to 92.0%* |
| Net income per share – basic* | $0.75 to $1.10 | *$0.50 to $0.90* |
| Return on equity | 22.0% to 30.0% | *15.0% to 22.0%* |

**The variance between net income per share – diluted and basic is immaterial. Previous guidance was presented on a diluted shares basis, while current guidance is presented on a basic shares basis.*

## Consolidated Financial Results

| **Consolidated Financial Results** | **Quarter Ended** | | |
|---|---|---|---|
| *($ in thousands, except per share data)* | **March 31,** | | |
| | **2024** | **2023** | **Change** |
| Direct premiums written[1] | $49,325 | $47,597 | 3.6% |
| Net premiums earned | $28,820 | $28,255 | 2.0% |
| | | | |
| Net investment income | $1,503 | $1,541 | -2.5% |
| Net gain on investments | $726 | $1,225 | -40.7% |
| | | | |
| Underlying loss ratio[1,2] | 58.8% | 75.4% | -16.6 pts |
| Net favorable development of prior year losses | -2.0% | 0.0% | -2.0 pts |
| Catastrophe loss ratio | 5.2% | 13.2% | -8.0 pts |
| Net loss ratio | 62.0% | 88.6% | -26.6 pts |
| Net underwriting expense ratio | 31.3% | 34.7% | -3.4 pts |
| Combined ratio | 93.3% | 123.3% | -30.0 pts |
| | | | |
| Adjusted EBITDA[1] | $2,934 | ($5,494) | *NM* |
| Net Income/(Loss) | $1,427 | ($5,055) | *NM* |
| Net Income/(Loss) per share – basic | $0.13 | ($0.47) | *NM* |
| Net Income/(Loss) per share – diluted | $0.12 | ($0.47) | *NM* |
| Return on equity – annualized | 16.2% | -58.2% | *NM* |
| | | | |
| Other comprehensive income/(loss) | (440) | $1,951 | *NM* |
| Operating net income/(loss)[1] | $853 | ($6,022) | *NM* |
| Operating net income/(loss) per share - basic[1] | $0.08 | ($0.56) | *NM* |
| Operating net income/(loss) per share - diluted[1] | $0.07 | ($0.56) | *NM* |
| Operating return on equity[1] – annualized | 9.7% | -69.4% | 79.1 pts |
| | | | |
| Book value per share – basic | $3.25 | $3.09 | 5.2% |
| Book value per share – basic, excluding accumulated other comprehensive income/(loss) | $4.40 | $4.39 | 0.2% |

*NM = Not Meaningful*

## Core Business Results (New York Only)

The Company refers to its New York policies as its Core Business.

| Core Business Financial Results | Quarter Ended | | |
|---|---|---|---|
| *($ in thousands)* | March 31, | | |
| | 2024 | 2023 | Change |
| Direct premiums written[1] | $46,587 | $41,427 | 12.5% |
| Net premiums earned | $26,556 | $23,788 | 11.6% |
| Net loss ratio[1,2] | 57.9% | 78.4% | -20.5 pts |
| Catastrophe loss ratio[1,2] | 3.8% | 6.9% | -3.1 pts |

## Non-Core Business Results (Outside of New York)

The Company stopped writing all new business outside of New York and has been aggressively reducing policy count this year, subject to regulatory requirements, and expects to accelerate its policy count reduction in 2024.

| Non-Core Business Financial Results | Quarter Ended | | |
|---|---|---|---|
| *($ in thousands)* | March 31, | | |
| | 2024 | 2023 | Change |
| Direct premiums written[1] | $2,738 | $6,170 | -55.6% |
| Net premiums earned | $2,264 | $4,467 | -49.3% |
| Net loss ratio[1,2] | 109.8% | 143.0% | -33.2 pts |
| Catastrophe loss ratio[1,2] | 20.9% | 46.9% | -26.0 pts |

## Premium and Policy Trends

| Premium and Policy Trends | Quarter Ended | | |
|---|---|---|---|
| *($ in thousands)* | March 31, 2024 | December 31, 2023 | Sequential Change |
| **Core Business** | | | |
| Direct premiums written[1] | $46,587 | $47,027 | -0.9% |
| Policies-in-force | 66,991 | 67,575 | -0.9% |
| **Non-Core Business** | | | |
| Direct premiums written[1] | $2,738 | $5,911 | -53.7% |
| Policies-in-force | 9,080 | 10,823 | -16.1% |

*[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".*

*[2]Core and Non-Core business net loss ratios and catastrophe loss ratios are not based on GAAP. Net loss ratio is the most directly comparable GAAP measure. The aggregate of Core and Non-Core Business net loss ratios is represented by net loss ratio, as set forth immediately above the non-GAAP measures. See "Definitions and Non-GAAP Measures".*

**Conference Call Details**
Tuesday, May 14, 2024, at 8:30 a.m. Eastern Time

To participate please dial:

| | |
|---|---|
| U.S. toll free | 1-877-423-9820 |
| International | 1-201-493-6749 |

Participants are asked to dial-in approximately 10 minutes before the conference call is scheduled to begin. The conference call can also be accessed via webcast in the "Investor Relations/Events & Presentations" tab of the Company's website or by clicking here. The webcast will be archived and accessible for approximately 30 days.

**About Kingstone Companies, Inc.**
Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO"). KICO is a New York domiciled carrier writing business through retail and wholesale agents and brokers. KICO is actively writing personal lines and commercial auto insurance in New York, and in 2023 was the 15th largest writer of homeowners insurance in New York. KICO is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire, and Maine.

**Investor Relations Contact:**
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

***Disclaimer and Forward-Looking Statements***

*The guidance provided above is based on information available as of May 13, 2024 and management's review of the anticipated financial results for 2024. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.*

*This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023.*

*The risks and uncertainties include, without limitation, the following:*

- *the risk of significant losses from catastrophes and severe weather events;*
- *risks related to the lack of a financial strength rating from A.M. Best;*
- *risks related to our indebtedness due on December 30, 2024, including due to the need to comply with certain financial covenants and limitations on the ability of our insurance subsidiary to pay dividends to us;*
- *adverse capital, credit and financial market conditions;*
- *the unavailability of reinsurance at current levels and prices;*
- *the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;*
- *the credit risk of our reinsurers;*
- *the inability to maintain the requisite amount of risk-based capital needed to grow our business;*
- *the effects of climate change on the frequency or severity of weather events and wildfires;*
- *risks related to the limited market area of our business;*
- *risks related to a concentration of business in a limited number of producers;*
- *legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;*
- *limitations with regard to our ability to pay dividends;*
- *the effects of competition in our market areas;*
- *our reliance on certain key personnel;*
- *risks related to security breaches or other attacks involving our computer systems or those of our vendors; and*
- *our reliance on information technology and information systems.*

*Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.*

***Definitions and Non-GAAP Measures***

***__Direct premiums written__*** *represent the total premiums charged on policies issued by the Company during the respective fiscal period.* ***__Net premiums written__*** *are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.*

***__Adjusted EBITDA__*** *is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.*

*Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.*

***__Operating income (loss) and basic operating income (loss) per share__*** *is net income (loss) and basic income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and basic net income (loss) per share are the GAAP measures most closely comparable to operating income (loss) and basic operating income (loss) per share.*

*Management uses operating income (loss) and basic operating income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating income (loss) and basic operating income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and basic net income (loss) per share and do not reflect the Company's overall profitability.*

***__Operating income (loss) and diluted operating income (loss) per share__*** *is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share are the GAAP measures most closely comparable to operating income (loss) and diluted operating income (loss) per share.*

*Management uses operating income (loss) and diluted operating income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating income (loss) and diluted operating income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share, and do not reflect the Company's overall profitability.*

***__Operating return on equity__*** *is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.*

*Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.*

***__Underlying loss ratio__*** *is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio less the effect of prior year loss reserve development and catastrophes losses.*

*Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.*

***The table below reconciles direct premiums written and net premiums written to net premiums earned for the periods presented:***

| (000's except percentages) | For the Three Months Ended March 31, 2024 | 2023 | % Change |
|---|---|---|---|
| **Direct and Net Premiums Written Reconciliation:** | | | |
| **Direct premiums written** | $ 49,325 | $ 47,597 | 3.6 % |
| Ceded premiums written[1] | (11,230) | (16,105) | (30.3) |
| **Net premiums written** | 38,095 | 31,492 | 21.0 |
| Change in unearned premiums | (9,275) | (3,237) | 186.5 |
| **Net premiums earned** | **$ 28,820** | **$ 28,255** | **2.0** % |

*(Components may not sum due to rounding)*

*[1]Net written premiums balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.*

***The following table reconciles net income (loss) to adjusted EBITDA for the periods indicated:***

| (000's except percentages) | For the Three Months Ended March 31, 2024 | 2023 | % Change |
|---|---|---|---|
| **Adjusted EBITDA Reconciliation:** | | | |
| **Net income (loss)** | **$ 1,427** | **$ (5,055)** | **NM** % |
| Interest expense | 994 | 1,010 | (1.6) |
| Income tax expense (benefit) | 378 | (1,249) | NM |
| Depreciation and amortization | 597 | 808 | (26.1) |
| EBITDA | 3,395 | (4,486) | NM |
| Net gain on investments | (726) | (1,225) | (40.7) |
| Stock-based compensation | 266 | 217 | 22.6 |
| **Adjusted EBITDA** | **$ 2,934** | **$ (5,494)** | **NM** % |

*(Components may not sum due to rounding)*

***The following table reconciles net income (loss) to operating income (loss) and basic income (loss) per share to basic operating income (loss) per share for the periods indicated:***

| | For the Three Months Ended | | | |
|---|---|---|---|---|
| | March 31, 2024 | | March 31, 2023 | |
| | Amount | Basic income per common share | Amount | Basic loss per common share |
| (000's except per common share amounts and percentages) | | | | |
| **Operating Income (Loss) and Operating Income (Loss) per Basic Common Share Reconciliation:** | | | | |
| **Net income (loss)** | **$ 1,427** | **$ 0.13** | **$ (5,055)** | **$ (0.47)** |
| Net gain on investments | (726) | | (1,225) | |
| Less tax expense on net gain | (152) | | (257) | |
| Net gain on investments, net of taxes | (574) | **$ (0.05)** | (968) | **$ (0.09)** |
| **Operating income (loss)** | **$ 853** | **$ 0.08** | **$ (6,022)** | **$ (0.56)** |
| Weighted average basic shares outstanding | 10,999,662 | | 10,756,913 | |

*(Components may not sum due to rounding)*

***The following table reconciles net income (loss) to operating income (loss) and diluted income (loss) per share to diluted operating income (loss) per share for the periods indicated:***

| | For the Three Months Ended | | | |
|---|---|---|---|---|
| | March 31, 2024 | | March 31, 2023 | |
| | Amount | Diluted income per common share | Amount | Diluted loss per common share |
| (000's except per common share amounts and percentages) | | | | |
| **Operating Income (Loss) and Operating Income (Loss) per Diluted Common Share Reconciliation:** | | | | |
| **Net income (loss)** | **$ 1,427** | **$ 0.12** | **$ (5,055)** | **$ (0.47)** |
| Net gain on investments | (726) | | (1,225) | |
| Less tax expense on net gain | (152) | | (257) | |
| Net gain on investments, net of taxes | (574) | **$ (0.05)** | (968) | **$ (0.09)** |
| **Operating income (loss)** | **$ 853** | **$ 0.07** | **$ (6,022)** | **$ (0.56)** |
| Weighted average diluted shares outstanding | 11,791,520 | | 10,756,913 | |

*(Components may not sum due to rounding)*

***The following table reconciles net income (loss) to operating income (loss) and return on equity to operating return on equity for the periods indicated:***

| | For the Three Months Ended March 31, | | |
|---|---|---|---|
| | **2024** | **2023** | **% Change** |
| (000's except percentages) | | | |
| **Net Operating Income (Loss) Reconciliation:** | | | |
| **Net income (loss)** | **$ 1,427** | **$ (5,055)** | **NM** |
| Net gain on investments | (726) | (1,225) | 40.7% |
| Less tax expense on net realized gain | (152) | (257) | 40.9% |
| Net gain on investments, net of taxes | (574) | (968) | 40.7% |
| **Net operating income (loss)** | **$ 853** | **$ (6,022)** | **NM** |
| **Operating Return on Equity Reconciliation:** | | | |
| **Net income (loss)** | **$ 1,427** | **$ (5,055)** | **NM** |
| Average equity | $ 35,127 | $ 34,726 | 1.2% |
| **Return on equity** | **4.1%** | **-14.6%** | **NM** |
| **Return on equity - annualized** | **16.2%** | **-58.2%** | **NM** |
| Net gain on investments, net of taxes | $ (574) | $ (968) | 40.7% |
| Average equity | $ 35,127 | $ 34,726 | 1.2% |
| Effect of net gain on investments, net of taxes, on return on equity | -1.6% | -2.8% | 41.4% |
| **Net operating income (loss)** | **$ 853** | **$ (6,022)** | **NM** |
| **Net operating income (loss) - annualized** | **$ 3,412** | **$ (24,092)** | **NM** |
| Average equity | $ 35,127 | $ 34,726 | 1.2% |
| **Operating return on equity** | **2.4%** | **-17.3%** | **NM** |
| **Operating return on equity - annualized** | **9.7%** | **-69.4%** | **NM** |

*(Components may not sum due to rounding)*

***The following table reconciles the underlying loss ratio to the net loss ratio for the periods presented:***

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | **2024** | **2023** | **Percentage Point Change** | |
| **Underlying Loss Ratio Reconciliation:** | | | | |
| **Underlying Loss Ratio** | **58.8%** | **75.4%** | **(16.6)** | **pts** |
| Effect of catastrophe losses | 5.2% | 13.2% | (8.0) | pts |
| Effect of prior year reserve development | (2.0)% | 0.0% | (2.0) | pts |
| **Net loss ratio** | **62.0%** | **88.6%** | **(26.6)** | **pts** |

*(Components may not sum due to rounding)*

**Condensed Consolidated Balance Sheets**

| | March 31, 2024 | December 31, 2023 |
|---|---|---|
| | (unaudited) | |
| **Assets** | | |
| Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $6,043,911 at March 31, 2024 and $6,106,148 at December 31, 2023) | $ 7,051,252 | $ 7,052,541 |
| Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $177,344,695 at March 31, 2024 and $164,460,942 at December 31, 2023) | 161,247,070 | 148,920,797 |
| Equity securities, at fair value (cost of $16,119,554 at March 31, 2024 and $17,986,783 at December 31, 2023) | 13,536,833 | 14,762,340 |
| Other investments | 4,074,176 | 3,897,150 |
| Total investments | 185,909,331 | 174,632,828 |
| Cash and cash equivalents | 3,199,300 | 8,976,998 |
| Premiums receivable, net | 13,902,797 | 13,604,808 |
| Reinsurance receivables, net | 70,723,937 | 75,593,912 |
| Deferred policy acquisition costs | 19,427,151 | 19,802,564 |
| Intangible assets | 500,000 | 500,000 |
| Property and equipment, net | 9,340,159 | 9,395,697 |
| Deferred income taxes, net | 10,290,867 | 10,551,819 |
| Other assets | 4,999,181 | 4,574,584 |
| **Total assets** | $ 318,292,723 | $ 317,633,210 |
| | | |
| **Liabilities** | | |
| Loss and loss adjustment expense reserves | $ 122,498,439 | $ 121,817,862 |
| Unearned premiums | 104,949,777 | 105,621,538 |
| Advance premiums | 4,580,934 | 3,797,590 |
| Reinsurance balances payable | 10,797,386 | 12,837,140 |
| Deferred ceding commission revenue | 9,290,100 | 9,460,865 |
| Accounts payable, accrued expenses and other liabilities | 5,168,007 | 4,350,546 |
| Debt, net | 25,258,273 | 25,243,530 |
| **Total liabilities** | 282,542,916 | 283,129,071 |
| | | |
| **Commitments and Contingencies** | | |
| | | |
| **Stockholders' Equity** | | |
| Preferred stock, $.01 par value; authorized 2,500,000 shares | - | - |
| Common stock, $.01 par value; authorized 20,000,000 shares; issued 12,479,422 shares at March 31, 2024 and 12,248,313 shares at December 31, 2023; outstanding 11,008,116 shares at March 31, 2024 and 10,776,907 shares at December 31, 2023 | 124,794 | 122,483 |
| Capital in excess of par | 75,595,096 | 75,338,010 |
| Accumulated other comprehensive loss | (12,714,971) | (12,274,563) |
| Accumulated deficit | (21,687,631) | (23,114,310) |
| | 41,317,288 | 40,071,620 |
| Treasury stock, at cost, 1,471,406 shares at March 31, 2024 and December 31, 2023 | (5,567,481) | (5,567,481) |
| **Total stockholders' equity** | 35,749,807 | 34,504,139 |
| | | |
| **Total liabilities and stockholders' equity** | $ 318,292,723 | $ 317,633,210 |

**Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)**
**(Unaudited)**

| | For the Three Months Ended March 31, | |
|---|---|---|
| | **2024** | **2023** |
| **Revenues** | | |
| Net premiums earned | $ 28,819,902 | $ 28,254,953 |
| Ceding commission revenue | 4,567,111 | 5,445,407 |
| Net investment income | 1,502,860 | 1,541,492 |
| Net gains on investments | 726,391 | 1,224,871 |
| Other income | 148,913 | 161,040 |
| Total revenues | 35,765,177 | 36,627,763 |
| **Expenses** | | |
| Loss and loss adjustment expenses | 17,859,587 | 25,039,410 |
| Commission expense | 7,851,812 | 8,539,762 |
| Other underwriting expenses | 5,880,605 | 6,871,619 |
| Other operating expenses | 778,082 | 662,634 |
| Depreciation and amortization | 596,513 | 808,130 |
| Interest expense | 993,875 | 1,009,891 |
| Total expenses | 33,960,474 | 42,931,446 |
| Income (loss) from operations before taxes | 1,804,703 | (6,303,683) |
| Income tax expense (benefit) | 378,024 | (1,248,973) |
| **Net income (loss)** | 1,426,679 | (5,054,710) |
| **Other comprehensive (loss) income, net of tax** | | |
| Gross change in unrealized (losses) gains on available-for-sale-securities | (560,347) | 2,467,426 |
| Reclassification adjustment for losses included in net income (loss) | 2,867 | 2,639 |
| Net change in unrealized (losses) gains, on available-for-sale-securities | (557,480) | 2,470,065 |
| Income tax benefit (expense) related to items of other comprehensive (loss) income | 117,072 | (518,713) |
| **Other comprehensive (loss) income, net of tax** | (440,408) | 1,951,352 |
| **Comprehensive income (loss)** | $ 986,271 | $ (3,103,358) |
| **Earnings (loss) per common share:** | | |
| Basic | $ 0.13 | $ (0.47) |
| Diluted | $ 0.12 | $ (0.47) |
| **Weighted average common shares outstanding** | | |
| Basic | 10,999,662 | 10,756,913 |
| Diluted | 11,791,520 | 10,756,913 |